UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously announced, on November 20, 2014, John McDermott, Chief Executive Officer of Endologix, Inc. (the “Company”), and Shelley Thunen, Chief Financial Officer of the Company, hosted an investor meeting where, among other things, Mr. McDermott presented a Company update and responded to questions from participants. In addition, three independent physicians (Matthew Thompson, M.D., Andrew Holden, M.D., and Christopher J. Kwolek, M.D.) gave presentations regarding clinical data from the EVAS FORWARD-Global Registry. The investor meeting was announced by a widely disseminated press release and was made available to the public via audio webcast. A transcript of the investor meeting is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information herein, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Transcript of Conference Call held on November 20, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: November 25, 2014	/s/ Shelley B. Thunen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of Conference Call held on November 20, 2014.